SCHEDULE 14A


                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement      [ ]Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            Ugly Duckling Corporation

                (Name of Registrant as Specified in Its Charter)

                            -------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                               [UDC COMPANY LOGO]





Ernest C. Garcia II
Chairman and
Chief Executive Officer



April 26, 1999



To our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of Ugly Duckling Corporation on Wednesday, June 2, 1999 at 4 o'clock in the afternoon at The Arizona Biltmore located at 24th Street and Missouri, Phoenix, Arizona.

The accompanying Notice of Annual Meeting and Proxy Statement contains details regarding admission to the meeting, voting for the meeting and the business to be conducted at the meeting.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. Please vote by mail using the enclosed proxy card to ensure your representation at the annual meeting, if you do not attend in person.

Thank you for your ongoing support of Ugly Duckling.

Very truly yours,

/S/ ERNEST C. GARCIA II

Ernest C. Garcia II


                                            1999 ANNUAL MEETING OF STOCKHOLDERS

                                         NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                                    TABLE OF CONTENTS




NOTICE OF ANNUAL MEETING OF STOCKHOLDERS...........................................................................................1

SUMMARY............................................................................................................................2

GENERAL INFORMATION................................................................................................................3

BOARD OF DIRECTORS, BOARD COMMITTEES AND OTHER BOARD INFORMATION...................................................................4

PROPOSAL TO BE VOTED ON ITEM NO. 1 -ELECTION OF DIRECTORS..........................................................................6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.....................................................................8

   BENEFICIAL OWNERSHIP TABLE......................................................................................................9
   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE........................................................................11

COMPENSATION OF EXECUTIVE OFFICERS, BENEFITS AND RELATED MATTERS..................................................................12

   SUMMARY COMPENSATION TABLE.....................................................................................................12
   OPTION GRANTS IN LAST FISCAL YEAR..............................................................................................13
   RECENT OPTION GRANTS IN 1999...................................................................................................14
   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES..............................................14
   LONG TERM INCENTIVE PLAN.......................................................................................................15
   1998 EXECUTIVE INCENTIVE PLAN..................................................................................................16
   401(K) PLANS...................................................................................................................16
   CONTRACTS WITH DIRECTORS AND EXECUTIVE OFFICERS AND SEVERANCE ARRANGEMENTS.....................................................16
   CHANGE OF CONTROL ARRANGEMENTS.................................................................................................18
   COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION........................................................................19
   STOCKHOLDER RETURN PERFORMANCE GRAPH...........................................................................................26
   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION....................................................................27

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS..........................................................................................27

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS....................................................................................27

ADDITIONAL INFORMATION............................................................................................................28



In accordance with Securities and Exchange Commission initiatives to simplify the presentation of complex financial information, we have prepared this proxy statement and accompanying proxy card using "plain English" guidelines.

                            UGLY DUCKLING CORPORATION

                       2525 East Camelback Road, Suite 500
                                Phoenix, AZ 85016
                                 (602) 852-6600

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

o  DATE & TIME               Wednesday, June 2, 1999 at 4:00 p.m.

o  PLACE                     The Arizona Biltmore
                             24th Street and Missouri
                             Phoenix, AZ  85016

o  ITEMS OF BUSINESS         o Proposal  to be Voted on Item No. 1 - Election of
                               Directors: To elect 5 directors for 1-year terms; and

                             o To consider  other  business as may properly come
                               before the meeting, or any adjournment(s) or postponement(s) of the meeting.

                             We are not presently aware of any other business to come before the meeting. Your Board of Directors unanimously believes that Item No. 1 proposed by the board is in the best interests of Ugly Duckling and its stockholders, and, so recommends a vote "FOR" Item No. 1 on the enclosed proxy card.

o  RECORD DATE               Friday, April 16, 1999. You are entitled to vote if
                             you were a stockholder at the close of business on this record date.

o  VOTING BY PROXY           Please  submit a proxy as soon as  possible so that
                             your   shares  can  be  voted  at  the  meeting  in
                             accordance with your instructions. You may submit your proxy by mail. For specific instructions, please refer to pages 2-4 of this proxy statement and the instructions on the proxy card.

                             By Order of the Board of Directors

                             /S/ STEVEN P. JOHNSON
                             ---------------------

                             Steven P. Johnson
                             General Counsel and Secretary

                             Phoenix, Arizona
                             April 26, 1999

We are distributing this proxy statement and accompanying proxy card on or about April 26, 1999.
--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. PLEASE PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY. WE ARE PROVIDING A POSTAGE-PAID ENVELOPE FOR MAILING IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                     SUMMARY

The following is a summary of certain information contained in this proxy statement. This summary is not intended to be complete and is qualified in its entirety by reference to the more detailed information included elsewhere in this proxy statement.

o        1999 ANNUAL MEETING:      June 2,  1999,  The  Arizona  Biltmore,  4:00
                                   p.m., 24th Street and Missouri,  Phoenix,  AZ
                                   85016

o        PURPOSE OF THE MEETING:   To consider  and vote on the items  described
                                   below.

o        AGENDA/PROPOSAL:          o Item 1. Elect 5 directors for 1-year terms.
                                   All   director   candidates   are   incumbent
                                   directors.

                                   o Item 2. Any other proper business.

o        VOTING:                   You are  entitled to vote if you are a holder
                                   of our common stock, as recorded in our stock register, on the record date. You get one vote for each share of common stock held.
                                   Election of directors (Item No. 1) requires the affirmative vote of a plurality of the shares of common stock present in person or by proxy at the meeting and entitled to vote in the election of directors.

o        PROXIES:                  Unless  you tell us on the proxy card to vote
                                   differently, we will vote your signed and returned proxies "FOR" the board's nominees.
                                   The board or proxy holders will use their discretion on other matters.

o        PROXIES SOLICITED BY:     Our board of directors.

o        RECORD DATE:              April 16, 1999. If you were a stockholder  at
                                   the close of business on that date, you may vote at the meeting.

o        FIRST MAILING DATE:       We   anticipate   first  mailing  this  proxy
                                   statement and the accompanying proxy card on or about April 26, 1999.

o        REVOKING  YOUR  PROXY:    You may revoke your proxy  before it is voted
                                   at the meeting.  For  specific  instructions,
                                   please   refer  to  page  3  of  this   proxy
                                   statement.

o        PROXY   SOLICITATION:     Corporate Investors Communications, Inc. will
                                   help us solicit proxies for a fee, plus their
                                   expenses.  We will reimburse  banks,  brokers
                                   and  other  nominees  and   fiduciaries   for
                                   expenses   they   incur  in   sending   these
                                   materials  to you and  obtaining  your voting
                                   instructions,  if you are a beneficial holder
                                   of  our  common  stock.   Our  directors  and
                                   employees may also help us solicit for no additional compensation.

                               GENERAL INFORMATION

WHO MAY VOTE

Common stock is our only class of voting securities. As one of our stockholders, you are entitled to one vote for each share of common stock you hold "of record" on each matter of business at the meeting. "Of record" means as recorded in our stock register. Only holders of record of our common stock at the close of business on the record date will be entitled to vote at the meeting, either in person or by valid proxy.

HOW TO VOTE

You may vote in person at the meeting or by proxy. The only way to vote by proxy is by mail. Instructions are provided below and on your proxy card. We recommend that you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting, if you want to change.

HOW PROXIES WORK

Our board of directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct on your proxy card. As to Item No.1 (Election of Directors), you may vote for all, some, or none of our director candidates. A proxy in the accompanying form which you properly execute, return and do not revoke will be voted in accordance with your direction. If you return a properly signed and dated proxy card but do not mark any choices on a particular item, we will vote your shares in accordance with the recommendations of the board. The board has recommended a vote "FOR" each of our director candidates.

You may receive more than one proxy card in the mail depending on how you hold your shares. Also, if you have shares that are held by your stockbroker or through another nominee you may get material from them asking how you want to vote.

QUORUM

To carry on the business of the meeting, we must have "a quorum." This means at least a majority of the outstanding shares entitled to vote must be represented at the meeting, either in person or by proxy. Shares owned by Ugly Duckling are not voted and do not count for this purpose.

ADDITIONAL VOTING INFORMATION

Our Inspector of Elections will count ballots cast at the annual meeting. The Inspector of Elections will also determine whether a quorum exists and will announce on a tentative basis at the meeting whether Item No. 1 is approved. The Inspector of Elections will treat abstentions and broker "non-votes" received as shares that are present and entitled to vote for purposes of determining a quorum with respect to a particular matter, but will not count such shares as voting for that matter. A broker non-vote occurs when a nominee holding shares of common stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

VOTES NEEDED

The affirmative vote of a plurality of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the proposal to elect directors (Item No. 1) is required to elect each director. Accordingly, if a quorum is present at the meeting, the 5 persons receiving the greatest number of votes will be elected to serve as directors. Therefore, withholding authority to vote for one or more directors and non-voted shares will not affect the outcome of the election of directors. As indicated above, you may vote for all, some, or none of our director candidates.

REVOKING A PROXY

You may revoke your proxy before it is voted at the meeting in several ways. To revoke:

o        attend the annual meeting and vote in person;

o        duly execute and deliver a proxy bearing a later date; or

o deliver a signed, written revocation letter, dated later than the proxy, to our Secretary at the address on page 1 of this proxy statement.

ATTENDING IN PERSON

You may attend the meeting only if:

o you are listed as a stockholder of record as of April 16, 1999 and bring proof of identification; or

o you hold your shares through a stockbroker or other nominee and provide proof of ownership as of April 16, 1999 by bringing either --

         o a copy of the voting instruction card provided by your broker, or
         o        a copy of a brokerage statement showing your share ownership.

If you have any questions, please contact the Ugly Duckling Secretary at our address or telephone number on page 1 of this document. The meeting will begin promptly at 4 o'clock on Wednesday, June 2, 1999 at The Arizona Biltmore in Phoenix, Arizona.

        BOARD OF DIRECTORS, BOARD COMMITTEES AND OTHER BOARD INFORMATION

BOARD OF DIRECTORS

During the year ended December 31, 1998, our board of directors met on 18 occasions. No Ugly Duckling officer or former officer was a member of the board, except for Messrs. Garcia and Sullivan. Our board has standing audit and compensation committees. The board has no other committees, including a nominating or similar committee. The following table shows the membership of and other information on our board's 2 standing committees.


  ------------------------------------------------------------------------------
                               COMMITTEE MEMBERSHIP ROSTER
  ------------------------------------------------------------------------------
  -------------------------------- ------------------ -----------------------
  NAME OF DIRECTOR                       AUDIT             COMPENSATION
  -------------------------------- ------------------ -----------------------
  -------------------------------- ------------------ -----------------------
  NON-EMPLOYEE DIRECTORS:
  -------------------------------- ------------------ -----------------------
  -------------------------------- ------------------ -----------------------
  Christopher D. Jennings                  X                    X
  -------------------------------- ------------------ -----------------------
  -------------------------------- ------------------ -----------------------
  John N. MacDonough
  -------------------------------- ------------------ -----------------------
  -------------------------------- ------------------ -----------------------
  Frank P. Willey                          X                    X
  -------------------------------- ------------------ -----------------------
  -------------------------------- ------------------ -----------------------
  EMPLOYEE DIRECTORS:
  -------------------------------- ------------------ -----------------------
  -------------------------------- ------------------ -----------------------
  Ernest C. Garcia II
  -------------------------------- ------------------ -----------------------
  -------------------------------- ------------------ -----------------------
  Gregory B. Sullivan
  -------------------------------- ------------------ -----------------------

AUDIT COMMITTEE

The Audit Committee met as part of our full board several times last year. In addition to discussing with the auditors the scope and results of Ugly

Duckling's audit for fiscal 1997, and the audit plan for fiscal 1998, the committee members and our full board discussed and approved several important accounting decisions, including the change in the way we structure our securitization transactions for accounting purposes, the discontinuation of certain of our non-dealership operations and related charges, and similar matters. Generally, the Audit Committee reviews the professional services provided by our independent auditors, our annual financial statements and our system of internal controls. No company officer or former officer was a member of the committee. Until June 1998, Robert J. Abrahams and Arturo Moreno, both of whom are former directors of Ugly Duckling, were the 2 members of the Audit Committee. When Mr. Moreno stepped down from the board in June 1998, Mr. Abrahams served as the sole member of the committee until Mr. Jennings' appointment in March 1999. In April of 1999, Mr. Abrahams stepped down from the board and Mr. Willey was appointed to the Audit Committee in his place.

COMPENSATION COMMITTEE

The Compensation Committee of our board met 12 times in 1998. The Compensation Committee reviews our executives' salaries and administers our bonus, incentive compensation, and stock option plans, including the Long Term Incentive Plan (Incentive Plan) and the 1998 Executive Incentive Plan (Executive Plan). In addition, the committee consults with our management on compensation policies and practices. The report of the Compensation Committee for 1998 is set forth below under the caption "Compensation Committee Report on Executive Compensation." No Ugly Duckling officer or former officer was a member of the Compensation Committee.

DIRECTOR ATTENDANCE

During 1998, the incumbent directors attended 75% or more of both the meetings of the board and board committees on which they served. Board and board committee meetings include regular and special meetings and actions by unanimous written consent. In addition to board and committee meetings, directors discharge their responsibilities throughout the year by personal meetings and telephone contact with our executive officers and others regarding the business and affairs of Ugly Duckling.

COMPENSATION OF OUR DIRECTORS AND THE DIRECTOR INCENTIVE PLAN

We pay our independent directors $1,000 for physical attendance at meetings of the board and at meetings of committees of the board on which they serve, and we reimburse them for reasonable travel expenses for such meetings. We do not compensate board and committee members for their attendance at telephonic meetings. If a board and committee meeting are held on the same day, a member who attends both meetings will receive a combined total compensation of $1,000. In addition, under Ugly Duckling's Director Incentive Plan (Director Plan), upon initial appointment or initial election to the board, each of our independent directors receives Ugly Duckling common stock valued at $30,000 (Director Stock). Director Stock generally vests in increments of 1/3 over a three-year period. As stated above, Mr. Moreno stepped down from our board in June 1998 due to time constraints relating to his family and other business interests. In consideration for Mr. Moreno's invaluable services as a director over the past two years, we accelerated the vesting of the final one-third of Mr. Moreno's Director Stock. Similarly, when Mr. Abrahams resigned from the board in April of 1999, we accelerated the vesting of the final one-third of Mr. Abrahams' Director Stock in recognition of his services to us as a director. We do not compensate directors who are also officers of Ugly Duckling for their service as directors and such directors are not eligible to participate in our Director Plan.

                             PROPOSAL TO BE VOTED ON
                                  ITEM NO. 1 -
                              ELECTION OF DIRECTORS

Our Board of Directors Recommends a Vote "FOR" the Director Nominees Named in This Proposal for the Election of Directors.

Our directors are elected each year for a term of 1 year. At the annual meeting, you will be asked to elect 5 directors for terms that will expire at the year 2000 annual meeting of stockholders. Our board has nominated Ernest C. Garcia II, Christopher D. Jennings, John N. MacDonough, Gregory B. Sullivan and Frank
P. Willey for election to the board of directors. All are incumbent directors and were elected by the stockholders at the 1998 annual meeting. During 1998 and a portion of 1999, Robert J. Abrahams also served on our board of directors. Effective on or around April 16, 1999, Mr. Abrahams resigned from the board because of personal reasons, other business commitments and related matters. Nominees for director were selected on the basis of:

o        outstanding achievement in their personal careers,

o        broad experience,

o        wisdom,

o        integrity,

o        ability to make independent, analytical inquiries,

o        understanding of the business environment, and

o        willingness to devote adequate time to board duties.

If any of our nominees become unavailable for any reason (which we do not anticipate), the proxy holders will vote the shares represented by the accompanying proxy for such other person or persons as they determine. Each director elected will serve until the following year's annual meeting, until his successor is duly elected and qualified, or until retirement, resignation or removal. See "Board of Directors, Board Committees and Other Board Information" and "Security Ownership of Certain Beneficial Owners and Management" for other information on the nominees.

You can withhold authority to vote for all nominees for director or for certain nominees for director. In order to be elected, a nominee must receive the vote of a plurality of the outstanding shares of common stock voted for directors. See "General Information - Votes Needed." Therefore, shares that are withheld and broker non-votes will have no effect on the outcome of the election of directors. Unless otherwise noted by instruction of the voting stockholder on the accompanying proxy, the shares represented by the enclosed proxy will be voted "FOR" the election of Messrs. Garcia, Jennings, MacDonough, Sullivan and Willey as our directors.

The following table gives the name, age, principal occupation and business experience of the nominees for election as directors. Also, included for each director is the year in which he became a director for us, his positions and offices with us, family relationships, other directorships and certain other biographical information.

---------------------------------- -------- --------------------------------------------------------------- ---------
NAME                                 AGE                         BUSINESS EXPERIENCE                         SINCE
---------------------------------- -------- --------------------------------------------------------------- ---------
---------------------------------- -------- --------------------------------------------------------------- ---------
ERNEST C. GARCIA II                  41     CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER OF UGLY         1996
                                            DUCKLING since its founding in 1992. Mr. Garcia also served as President from 1992 to 1996. Since 1991, Mr. Garcia has served as President of Verde Investments, Inc. (Verde), a
                                            real estate investment corporation that is an affiliate of
                                            Ugly Duckling. Mr. Garcia's sister is married to Mr. Johnson, our General Counsel and Secretary. See "Involvement in
                                            Certain Legal Proceedings" and "Certain Relationships and
                                            Related Transactions."
---------------------------------- -------- --------------------------------------------------------------- ---------

---------------------------------- -------- --------------------------------------------------------------- ---------
---------------------------------- -------- --------------------------------------------------------------- ---------
CHRISTOPHER D. JENNINGS              45     MANAGING DIRECTOR OF FRIEDMAN, BILLINGS, RAMSEY & CO., INC.,      1996
                                            an investment banking firm, since April 1998. Mr. Jennings served as a managing director of Cruttenden Roth Incorporated
                                            (Cruttenden Roth), also an investment banking firm, from 1995 to April 1998. From 1992 to 1994, Mr. Jennings served as a
                                            Managing  Director at the investment banking firm, Sutro & Co.
                                            From 1989 to 1992, Mr. Jennings served as a Senior Managing
                                            Director at Maiden Lane Associates, Ltd., a private equity fund. Prior to 1989, Mr. Jennings served in various positions with, among others, Dean Witter Reynolds, Inc. and Warburg
                                            Paribas Becker, Inc., both of which are investment banking firms. Mr. Jennings is a member of the Compensation Committee of the board and effective March 1999 is also a member of the
                                            Audit Committee. See "Certain Relationships and Related
                                            Transactions" and "Security Ownership of Certain Beneficial
                                            Owners and Management."
---------------------------------- -------- --------------------------------------------------------------- ---------

---------------------------------- -------- --------------------------------------------------------------- ---------
---------------------------------- -------- --------------------------------------------------------------- ---------
JOHN N. MACDONOUGH                   55     FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF MILLER BREWING     1996
                                            COMPANY, a brewer and marketer of beer, from 1993 until
                                            earlier this month. Mr. MacDonough previously served from
                                            1992 to 1993 as Miller Brewing's President and Chief
                                            Operating Officer. Prior to 1992, he was employed in various positions at Anheuser Busch, Inc., also a brewer and marketer of beer. Mr. MacDonough is also a director of Marshall &
                                            Ilsley Bank and Wisconsin Energy Corporation, a utility
                                            engaged in the generation, transmission, distribution and
                                            sale of electric energy. He is married to the sister of Mr.
                                            Sullivan.
---------------------------------- -------- --------------------------------------------------------------- ---------
                                     PAGE 7

---------------------------------- -------- --------------------------------------------------------------- ---------
---------------------------------- -------- --------------------------------------------------------------- ---------
GREGORY B. SULLIVAN                  40     PRESIDENT AND CHIEF OPERATING OFFICER OF UGLY DUCKLING            1998
                                            CORPORATION, since March 1996. Mr. Sullivan has also served as President of Ugly Duckling Car Sales, Inc. since December
                                            1996. From 1995 through February 1996, Mr. Sullivan was a
                                            consultant for us. He formerly served as President and
                                            principal stockholder of National Sports Games, Inc., an
                                            amusement game manufacturing company that he co-founded in
                                            1989 and sold in 1994. Prior to 1989, Mr. Sullivan was
                                            involved in the securities industry and practiced law with a large Arizona firm. He is an inactive member of the State Bar of Arizona. Mr. Sullivan's sister is married to Mr.
                                            MacDonough.
---------------------------------- -------- --------------------------------------------------------------- ---------

---------------------------------- -------- --------------------------------------------------------------- ---------
---------------------------------- -------- --------------------------------------------------------------- ---------
FRANK P. WILLEY                      45     PRESIDENT OF FIDELITY NATIONAL FINANCIAL, INC., a title           1996
                                            insurance underwriter, since 1995. From 1984 to 1995, Mr.
                                            Willey served as the Executive Vice President and General
                                            Counsel of Fidelity National Title. Mr. Willey is also a
                                            director of Fidelity National Financial, Inc. and CKE
                                            Restaurants, Inc., an operator of various quick-service
                                            restaurant chains. He is a member of the Compensation
                                            Committee of the board and effective on or around April 16,
                                            1999 is also a member of the Audit Committee.
---------------------------------- -------- --------------------------------------------------------------- ---------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table gives information as of April 1, 1999, unless another date is indicated, concerning:

o        each  beneficial  owner of more than 5% of our common stock:  Ernest C.
         Garcia II, Harris Associates L.P., FMR Corp., Merrill Lynch & Co., Inc. and Wellington Management Company, LLP;

o beneficial ownership by all our directors and all our other executive officers named in the Summary Compensation Table on page 11 of this proxy statement (Named Executive Officers); and

o beneficial ownership by all our directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the Securities and Exchange Commission, and the information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of May 31, 1999 (60 days after April 1, 1999) through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares these powers with his spouse) with respect to the shares set forth in the following table. Other than as set forth below, we know of no other 5% owner of our common stock as of April 1, 1999.

                                          BENEFICIAL OWNERSHIP TABLE

                                                                                        AMOUNT AND NATURE OF        Percent of
 TITLE OF CLASS     NAME OF BENEFICIAL OWNER, ADDRESS AND OTHER INFORMATION(1)    BENEFICIAL OWNERSHIP(#)(2)(3)(4)  CLASS(2)(3)(4)
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
Common Stock       ERNEST C. GARCIA II, Chairman of the Board and Chief            4,500,000     Direct
                   Executive Officer and 5% Owner, indirect ownership consists       274,500     Indirect              31.9%
                   of 136,500 shares held by The Garcia Family Foundation,                 0     Vested Options
                   Inc., an Arizona nonprofit corporation, and 138,000 shares     ----------
                   held by Verde, an affiliate of ours and Mr. Garcia.             4,774,500     Total
                                                                                  ==========
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
Common Stock       HARRIS ASSOCIATES L.P.,(4) 5% Owner, based on Schedule 13G      1,825,000     Direct                11.4%
                   filings as of December 31, 1998, by Harris Associates L.P.              0     Indirect
                   (Harris) and an affiliate of Harris, Harris Associates                  0     Vested Options
                   Investment Trust and related funds (Harris Trust). According   ----------
                   to these Schedule  13Gs,  each of Harris and Harris Trust has   1,825,000     Total
                   shared voting and dispositive  power over 1,750,000 shares of  ==========
                   our  common  stock and  Harris  has  shared  voting  and sole dispositive  power over an  additional  75,000  shares of our common stock.
                       Two North LaSalle Street, Suite 500
                       Chicago, Illinois 60602
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
Common Stock       FMR CORP.,(4) 5% Owner, based on a Schedule 13G filing as of    1,172,800     Direct                 7.3%
                   December 31, 1998, by FMR Corp., along with certain of its              0     Indirect
                   affiliates (FMR).  According to the Schedule 13G, FMR has no            0     Vested Options
                   voting power over shares and has sole dispositive power over   ----------
                   1,172,800 shares of our common stock.                           1,172,800     Total
                      82 Devonshire Street                                        ==========
                      Boston, Massachusetts 02019
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
Common Stock       MERRILL LYNCH & CO., INC.,(4) 5% Owner, based on a Schedule     1,055,000     Direct                 6.6%
                   13G filing as of December 31, 1998, by Merrill Lynch & Co.,             0     Indirect
                   Inc. on behalf of Merrill Lynch Asset Management Group                  0     Vested Options
                   (Merrill Parent) and Merrill Lynch Global Allocation Fund,     ----------
                   Inc. (Merrill Global). Merrill Parent is located at 250         1,055,000     Total
                   Vesey Street, New York, New York 10281. Merrill Global is      ==========
                   located at the below address. According to the Schedule 13G,
                   Merrill Global has shared voting and dispositive power over
                   1,000,000 shares of our common stock and Merrill Parent has shared voting and dispositive power over 1,055,000 shares of our common stock.
                      800 Scudders Mill Rd.
                      Plainsboro, New Jersey 08536
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
Common Stock       WELLINGTON MANAGEMENT COMPANY, LLP,(4) 5% Owner, based on a     1,041,000     Direct                 6.5%
                   Schedule 13G filing as of December 31, 1998, by Wellington              0     Indirect
                   Management Company, LLP. According to the filing, Wellington            0     Vested Options
                   Management Company, LLP has shared voting power over 403,200   ----------
                   shares of our common stock and shared dispositive power over    1,041,000     Total
                   1,041,000 shares of our common stock.                          ==========
                      75 State Street
                      Boston, Massachusetts 02109
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
Common Stock       GREGORY B. SULLIVAN, Director, President and Chief Operating       50,800     Direct                 1.5%
                   Officer                                                                 0     Indirect
                                                                                     179,600     Vested Options
                                                                                  ----------
                                                                                     230,400     Total
                                                                                  ==========
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
Common Stock       STEVEN P. JOHNSON, Senior Vice President, General Counsel         313,000     Direct                 2.1%
                   and Secretary                                                           0     Indirect
                                                                                       5,000     Vested Options
                                                                                  ----------
                                                                                     318,000     Total
                                                                                  ==========
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
Common Stock       STEVEN T. DARAK, Senior Vice President, Chief Financial           140,000     Direct                 1.0%
                   Officer and Treasurer                                                   0     Indirect
                                                                                      14,000     Vested Options
                                                                                  ----------
                                                                                     154,000     Total
                                                                                  ==========
------------------ -------------------------------------------------------------- -----------   ------------------- -------------
Common Stock       DONALD L. ADDINK, Senior Vice President - Senior Analyst           98,000     Direct                  *
                                                                                           0     Indirect
                                                                                       5,000     Vested Options
                                                                                  ----------
                                                                                     103,000     Total
                                                                                  ==========
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
                                     PAGE 9
                                                                                         AMOUNT AND NATURE OF          PERCENT OF
 TITLE OF CLASS      NAME OF BENEFICIAL OWNER, ADDRESS AND OTHER INFORMATION(1)    BENEFICIAL OWNERSHIP(#)(2)(3)(4)  CLASS(2)(3)(4)
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
Common Stock       WALTER T. VONSH, Former Senior Vice President - Credit             14,000     Direct                  *
                                                                                           0     Indirect
                                                                                      20,000     Vested Options
                                                                                  ----------
                                                                                      34,000     Total
                                                                                  ==========
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
Common Stock       STEVEN A. TESDAHL, Senior Vice President and Chief                 14,565     Direct                  *
                   Information Officer of Ugly Duckling Car Sales and Finance              0     Indirect
                   Corporation (Ugly Duckling Car Sales)                               5,000     Vested Options
                                                                                  ----------
                                                                                      19,565     Total
                                                                                  ==========
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
Common Stock       ROBERT J. ABRAHAMS, (5) Former Director (6), indirect               8,244     Direct                  *
                   ownership consists of shares of our common stock acquired by          700     Indirect
                   Mr. Abrahams' spouse.                                                   0     Vested Options
                                                                                  ----------
                                                                                       8,944     Total
                                                                                  ==========
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
Common Stock       CHRISTOPHER D. JENNINGS, (5) Director, indirect ownership of        6,444     Direct                  *
                   a warrant to purchase 19,833 shares of our common stock held       19,833     Indirect
                   on behalf of Mr. Jennings by Cruttenden Roth, an investment             0     Vested Options
                   banking firm and previous employer of Mr. Jennings. The        ----------
                   warrants  are  convertible  into our common stock at any time      26,277     Total
                   through June 21, 2001 at an exercise price of $9.45 per share  ==========
                   and are fully vested
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
Common Stock       JOHN N. MACDONOUGH, (5) Director, indirect ownership                4,444     Direct                  *
                   consists of shares of our common stock acquired by Mr.                100     Indirect
                   MacDonough's son.                                                       0     Vested Options
                                                                                  -----------
                                                                                       4,544     Total
                                                                                  ===========
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
Common Stock       FRANK P. WILLEY,(5) Director                                       27,144     Direct                  *
                                                                                           0     Indirect
                                                                                           0     Vested Options
                                                                                  ----------
                                                                                      27,144     Total
                                                                                  ==========
------------------ -------------------------------------------------------------- ------------   ------------------ -------------
                   ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP                 5,646,809                           37.3%
                      (9 PERSONS)
------------------ -------------------------------------------------------------- ------------   ------------------ -------------

----------
 *   Represents less than one percent of the outstanding common stock.
(1) Unless otherwise noted, the address of each of the listed beneficial owners of our common stock is 2525 East Camelback Road, Suite 500, Phoenix, Arizona 85016.
(2) "Vested Options" are options that the holder can exercise as of May 31, 1999. These options were issued under either the Incentive Plan or
     Executive Plan and their related terms and conditions, including vesting schedules. See "Compensation of Executive Officers, Benefits and Related Matters - Long Term Incentive Plan" and " - 1998 Executive Incentive Plan."
(3) Shares of our common stock that are subject to options, warrants or other rights which are currently exercisable or exercisable within 60 days (i.e., as of May 31, 1999) are treated as outstanding for purposes of computing the percentage of the person holding the option, warrant or other right, but are not treated as outstanding for computing the percentage of any other person. Except as indicated in footnote (4) below, the amounts and percentages are based upon 14,938,557 shares of our common stock outstanding as of April 1, 1999, net of shares we hold in our treasury.
(4) Information in the table that is described as based on Schedule 13G and/or amendment filings was provided to us by the beneficial owner as of December 31, 1998, including the amount of securities beneficially owned and the percentage of class. We make no representation as to the accuracy or completeness of the information provided in these Schedule 13Gs and/or amendments or the information in the beneficial ownership table which is based solely on the filings.
(5) The total and direct ownership for each independent board member includes 4,444 shares of our common stock that we granted under the Director Plan. We granted and issued shares having a value of $30,000 on or about the date of grant (i.e., 4,444 shares of our common stock) to each independent board member upon his appointment or election to our board in June 1996. Under the Director Plan, these shares generally vest over a 3-year period at an annual rate of 33%, beginning on the first anniversary date after the grant date (June 1996).
(6) Mr. Abrahams resigned from the board effective on or around April 16, 1999 because of personal reasons, other business commitments and related matters.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. We are not aware of any failure of our directors, officers and 10% stockholders to comply with all Section 16(a) reporting requirements during 1998, except as set forth below. In making this statement, we have relied upon the written representation of our directors, officers and 10% stockholders who are our affiliates. We disclaim any responsibility for determining whether any person, other than Ernest C. Garcia II, who has filed a Schedule 13G or
Schedule  13D  reporting  more than 10%  beneficial  ownership  for  purposes of
Section 13(d) or Section 13(g) of the Securities Exchange Act of 1934 is also a more than 10% owner for purposes of Section 16(a) of the Securities Exchange Act of 1934 and we make no representations as to whether any such person has made all required filings under Section 16(a).

o 1 late Form 4 filing for Mr. Abrahams, one of our former directors. The form was filed in March 1999. The late filing was due to an oversight in reporting a purchase of our common stock by Mr. Abrahams' spouse.

o        1 late Form 4 filing for Mr. Robert Sicina, one of our former officers.
         The form was filed in March 1999. After Mr. Sicina's employment with us ended, he purchased our common stock and failed to report the purchase in a timely manner.

                COMPENSATION OF EXECUTIVE OFFICERS, BENEFITS AND
                                 RELATED MATTERS

                           SUMMARY COMPENSATION TABLE

The table below sets forth information concerning the annual and long-term compensation for services rendered in all capacities for us during the three fiscal years ended December 31, 1998 of our Named Executive Officers. "Named Executive Officers" consist of (1) our Chairman of the Board and Chief Executive Officer, (2) our 4 next most highly compensated executive officers serving as executive officers at December 31, 1998, and (3) 2 additional individuals who would have been reported under (2) above but for the fact that the individuals were not serving as executive officers for Ugly Duckling at December 31, 1998.

----------------------------------------- -------- ----------------------------------- -------------------------- ----------
                                                          ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                                                   ----------------------------------- --------------------------
                                                                                                AWARDS
                                                                                       ------------- ------------
                                                                             OTHER                   SECURITIES
                                                                             ANNUAL     RESTRICTED     UNDER-     ALL OTHER
           NAME AND PRINCIPAL                                               COMPEN-       STOCK         LYING      COMPEN-
                POSITION                   YEAR      SALARY      BONUS       SATION      AWARD(S)      OPTIONS     SATION
                                                      ($)                     ($)          ($)         (#)(1)      ($)(2)
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------
Ernest C. Garcia II                       1998     $150,462          --    $ 3,228(3)       --             --     $ 1,000
    Chairman of the Board and             -------- ----------- ----------- ----------- ------------- ------------ ----------
    Chief Executive Officer               1997      131,677          --     2,985(3)        --             --        950
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
                                          1996      121,538          --     2,950(3)        --             --        923
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------
Gregory B. Sullivan                       1998     $208,308          --    $ 1,156(4)       --        500,000     $    833
    President and Chief                   -------- ----------- ----------- ----------- ------------- ------------ ----------
    Operating Officer                     1997      197,846          --        --           --             --        554
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
                                          1996       97,385(4)       --(4)     --(4)        --        125,000         --
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------
Steven T. Darak                           1998     $180,961          --    $ 1,750(5)       --         65,001(6)      --
    Senior Vice President,                -------- ----------- ----------- ----------- ------------- ------------ ----------
    Chief Financial Officer and           1997      148,654    $ 25,000      1,750(5)       --             --         --
    Treasurer                             -------- ----------- ----------- ----------- ------------- ------------ ----------
                                          1996      100,000     100,000      9,250(5)       --         40,000         --
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------
Steven P. Johnson                         1998     $179,023          --        --           --         42,500(7)  $ 1,252
    Senior Vice President,                -------- ----------- ----------- ----------- ------------- ------------ ----------
    General Counsel and Secretary         1997      131,677          --        --           --         20,000         820
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
                                          1996      121,538          --        --           --         25,000         566
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------
Donald L. Addink                          1998     $171,346    $ 40,000        --           --         33,500(8)  $ 1,000
    Senior Vice President --              -------- ----------- ----------- ----------- ------------- ------------ ----------
    Senior Analyst                        1997      139,671      10,000        --           --             --         950
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
                                          1996      122,142      10,000        --           --         42,000         985
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------
Walter T. Vonsh(10)                       1998     $155,869    $ 81,000    $ 1,125(3)       --             --     $ 1,000
    Former Senior Vice President          -------- ----------- ----------- ----------- ------------- ------------ ----------
    --- Credit                            1997      150,000          --      2,550(3)       --             --         889
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
                                          1996      126,923      30,000      5,000(3)       --         50,000         277
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------
Steven A. Tesdahl(10)                     1998     $187,115          --        --           --         75,000(9)  $ 1,000
    Senior Vice President                 -------- ----------- ----------- ----------- ------------- ------------ ----------
    and Chief Information Officer         1997       53,846          --        --      $100,000(11)   100,000         --
    of Ugly Duckling Car Sales            -------- ----------- ----------- ----------- ------------- ------------ ----------
                                          1996           --          --        --           --             --         --
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------

----------
(1) The amounts shown in this column represent stock options granted either pursuant to the Incentive Plan or the Executive Plan. For the Incentive Plan, options generally vest over a 5-year period, with 20.0% of the options becoming exercisable on each successive anniversary of the date of grant. For the Executive Plan, options vest over a 5-year period, with 20.0% becoming exercisable on each successive anniversary of the date of grant, but subject to additional vesting hurdles based on the market price of our common stock as traded on Nasdaq. Regardless of the preceding vesting schedule being met for the Executive Plan options, such options fully vest on January 15, 2005 (i.e., "cliff vest"). See "Compensation of Executive Officers, Benefits and Related Matters - Long Term Incentive Plan" and " --- 1998 Executive Incentive Plan" for a discussion of the Incentive Plan and Executive Plan, respectively.
(2) The amounts shown in this column include the dollar value of 401(k) plan contributions made by Ugly Duckling for the benefit of our Named Executive Officers.
(3) These amounts include car allowances as follows: (a) Mr. Garcia -- a $3,228 car allowance during 1998, a $2,985 car allowance during 1997 and a $2,950 car allowance during 1996; and (b) Mr. Vonsh a $1,125 car allowance during 1998, a $2,550 car allowance during 1997, and a $5,000 car allowance during 1996.
(4) Mr. Sullivan became an executive officer of Ugly Duckling during March 1996. Prior to that, he was an independent contractor for us. Therefore, the above table does not reflect the Annual Compensation paid to Mr. Sullivan while he was an independent contractor in 1996. Other Annual Compensation includes $1,156 for Mr. Sullivan's personal use of a company car for a portion of 1998.
(5) These amounts include $7,500 that we paid for a Phoenix apartment for Mr. Darak during 1996, while his full time residence was in Tucson, Arizona, and a $1,750 car allowance during each of 1998, 1997 and 1996.
(6) Includes 15,001 options that were cancelled and reissued on November 17, 1998. See "--Compensation Committee Report on Executive Compensation - Report on Repricing of Options."

                                     PAGE 12



(7) Includes 17,500 options that were cancelled and reissued on November 17, 1998. See "--Compensation Committee Report on Executive Compensation - Report on Repricing of Options."
(8) Includes 8,500 options that were cancelled and reissued on November 17, 1998. See "--Compensation Committee Report on Executive Compensation - Report on Repricing of Options."
(9) Includes 50,000 options that were cancelled and reissued on November 17, 1998. See "--Compensation Committee Report on Executive Compensation - Report on Repricing of Options."
(10) Employment changes occurred for these officers as follows: (a) Mr. Vonsh -- effective March 1998, resigned his officer position of Senior Vice President -- Credit for Ugly Duckling, but he continues to be employed by us in other positions and capacities; and (b) Mr. Tesdahl -- effective November 1998, we revised our officer structure and as part of that process, Mr. Tesdahl stopped being an executive officer for Ugly Duckling. He continues to be employed by us as a Senior Vice President and Chief Information Officer of Ugly Duckling Car Sales. Mr. Tesdahl began his employment and became an executive officer of Ugly Duckling in September 1997.
(11) The dollar amount shown represents the market value as of the grant date of restricted stock awarded to Mr. Tesdahl upon his initial hiring in September 1997. The grant was pursuant to his employment agreement with us and was made outside of the Incentive Plan and the Executive Plan. The award was for approximately 7,692 shares at $13.00 per share (based on the closing price of our stock on the grant date as reported by Nasdaq). Under Mr. Tesdahl's employment agreement, these shares vested 100% in January 1998. At December 31, 1998, Mr. Tesdahl retained 4,565 shares from the restricted stock award, valued at $21,136 (based on the December 31, 1998 closing price of our stock of $4.63 per share as reported by Nasdaq).



                                               OPTION GRANTS IN LAST FISCAL YEAR

The following table provides information on option grants for the fiscal year ended December 31, 1998 to each of our Named Executive Officers.

------------------------------------------------------------------------------------------ --------------------------------
                                                                                            POTENTIAL REALIZABLE VALUE AT
                                    INDIVIDUAL GRANTS                                       ASSUMED ANNUAL RATES OF STOCK
                                                                                            PRICE APPRECIATION FOR OPTION
                                                                                                       TERM(1)
--------------------------- --------------- ----------------- ----------- ---------------- --------------- ----------------
                                               PERCENT OF
                              NUMBER OF          TOTAL
                              SECURITIES    OPTIONS GRANTED
                              UNDERLYING      TO EMPLOYEES    EXERCISE
                               OPTIONS       IN FISCAL YEAR     PRICE       EXPIRATION
           NAME               GRANTED (#)                       ($/SH)         DATE            5% ($)          10% ($)
---------------------------   ---------      -----    -----------   ----------------   ----------   ----------
Ernest C. Garcia II                  --         --             --                 --           --           --
---------------------------   ---------      -----    -----------   ----------------   ----------   ----------
Gregory B. Sullivan             250,000(2)   17.2%    $      8.25   1/15/2008          $1,297,095   $3,287,094
                                250,000(3)   17.2%           8.25   1/15/2008           1,297,095    3,287,094
---------------------------   ---------      -----    -----------   ----------------   ----------   ----------
Steven T. Darak                  50,000(2)    3.5%    $      8.25   1/15/2008          $  259,419   $  657,419
                                 15,001(4)    1.0%           5.13   11/17/2004(4)          26,172       59,376
---------------------------   ---------      -----    -----------   ----------------   ----------   ----------
Steven P. Johnson                25,000(2)    1.7%    $      8.25   1/15/2008          $  129,710   $  328,709
                                 17,500(4)    1.2%           5.13   11/17/2004(4)          30,532       69,267
---------------------------   ---------      -----    -----------   ----------------   ----------   ----------
Donald L. Addink                 25,000(2)    1.7%    $      8.25   1/15/2008          $  129,710   $  328,709
                                  8,500(4)    0.6%           5.13   11/17/2004(4)          14,830       33,644
---------------------------   ---------      -----    -----------   ----------------   ----------   ----------
Walter T. Vonsh                     --          --             --                 --           --           --
---------------------------   ---------      -----    -----------   ----------------   ----------   ----------
Steven A. Tesdahl                25,000(2)    1.7%    $      8.25   1/15/2008          $  129,710   $  328,709
                                 50,000(4)    3.5%           5.13   11/17/2004(4)          87,235      197,905
---------------------------   ---------      -----    -----------   ----------------   ----------   ----------

----------
(1) Potential Realized Values are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future price of our common stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of our common stock on the date of exercise. Accordingly, there can be no assurance that the values shown in the last 2 columns will be realized. The closing price of our common stock on April 1, 1999 was $5.31 per share.
(2) On January 15, 1998, these Named Executive Officers of Ugly Duckling were granted these performance-based stock option awards under the Executive Plan. They are part of the initial grants that were approved by our board, the Compensation Committee and ultimately our stockholders at the 1998 annual meeting. The initial grants have exercise prices equal to the fair value of our common stock on the date of grant. They vest over a 5-year period, with 20.0% becoming exercisable on each successive anniversary of the date of grant, but subject to additional vesting hurdles based on the market price of our common stock as traded on Nasdaq. However, even if the market price hurdles are not met, these options fully vest on January 15, 2005 (i.e., "cliff vest"). The options have 10-year terms. See "Compensation of Executive Officers, Benefits and Related Matters - 1998 Executive Incentive Plan" and " - Compensation Committee Report on Executive Compensation" for additional information on these initial grants and our Executive Plan.

                                     PAGE 13



(3) These options were granted to Mr. Sullivan under the Incentive Plan at an exercise price equal to the fair value of the shares on the date of grant. The options have a 10-year term. The options vest over a 5-year period, with 20.0% becoming exercisable on each successive anniversary of the date of grant. See "Compensation of Executive Officers, Benefits and Related Matters - Long Term Incentive Plan" and " --- Compensation Committee Report on Executive Compensation" for additional information on this grant and our Incentive Plan.
(4) In November 1998, we repriced certain outstanding options. As a condition to the repricing, the optionee was required to reduce the number of shares underlying the repriced grant by 50%. The number in the table represents the repriced options remaining after the reduction. See "Compensation Committee Report on Executive Compensation
         - Report on Repricing of Options."


                          RECENT OPTION GRANTS IN 1999

On March 2, 1999, the Compensation Committee reviewed and approved, in advance, grants of stock options to Ugly Duckling employees. These grants include the right to acquire an aggregate of approximately 452,400 shares of our common stock. The options include awards to the following Named Executive Officers to acquire our common stock at an exercise price of $5.56 per share: (1) a 100,000 share option to Ernest C. Garcia II; (2) a 125,000 share option to Gregory B. Sullivan; (3) a 35,000 share option to Steven T. Darak; (4) a 20,000 share option to Steven P. Johnson; and (5) a 35,000 share option to Donald L. Addink. The grants to Messrs. Sullivan and Darak are performance-based stock options with cliff vesting. The exercise price for these grants equaled the fair value of the shares on the date of grant.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

         The table below sets forth information with respect to option exercises and the number and value of options outstanding at December 31, 1998 held by our Named Executive Officers. Generally, we have not issued any other forms of stock based awards.


--------------------------- ---------------- ----------------- ---------------------------------- ----------------------------------
                                                                     NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                                     UNDERLYING OPTIONS AT             IN-THE-MONEY OPTIONS AT
                                                                    FISCAL YEAR END (#)(1)             FISCAL YEAR END ($)(2)
                                                               ----------------- ---------------- ----------------- ----------------
                                SHARES
                              ACQUIRED ON         VALUE
           NAME              EXERCISE (#)      REALIZED ($)      EXERCISABLE      UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
Ernest C. Garcia II           --               --                --                --               --                --
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
Gregory B. Sullivan           --               --              79,600             561,400          $141,984          $94,656
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
Steven T. Darak               --               --               4,000              71,001           --                --
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
Steven P. Johnson             4,000          $13,820(4)          --                48,500           --                --
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
Donald L. Addink             20,000(3)       $30,000(4)          --                33,500           --                --
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
Walter T. Vonsh               --               --              20,000              30,000           --                --
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
Steven A. Tesdahl             --               --                --                75,000           --                --
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------

----------
(1) For the Incentive Plan, generally, options vest over a 5-year period, with 20% of the options becoming exercisable on each successive anniversary of the date of grant. For the Executive Plan, options vest over a 5-year period, with 20% of the options becoming exercisable on each successive anniversary of the date of grant, but subject to additional vesting hurdles based on the market price of our common stock as traded on Nasdaq. In any event, such options fully vest on January 15, 2005 (i.e., "cliff vest"). See "Compensation of Executive Officers, Benefits and Related Matters- Long Term Incentive Plan" and " --- 1998 Executive Incentive Plan" for additional information on the Incentive Plan and Executive Plan, respectively. Also see " - Compensation Committee Report on Executive Compensation."
(2) In-the-money options are options for which the option exercise price (the fair market value on the date of grant) was lower than the market price of our common stock on December 31, 1998. The market price of our common stock on December 31, 1998 was $4.63 per share based on the closing price of our stock on that date as reported by Nasdaq. The values in the last two columns have not been, and may never be, received by the Named Executive Officers. Actual gains, if any, on option exercises will depend on the value of the common stock on the exercise dates. Accordingly, there can be no assurance that the values shown in the last 2 columns will be realized. The closing price of our common stock on April 1, 1999 was $5.31 per share.
(3) In January 1998, Mr. Addink exercised 20,000 stock options at an exercise price of $6.75 per share. As discussed in this proxy statement, these options were subject to accelerated vesting pursuant to Mr. Addink's restated employment agreement with us. See "-Contracts with Directors and Executive Officers and Severance Arrangements - Donald L. Addink."
(4) The value realized represents the value of stock options exercised during the last fiscal year. The value realized was calculated by

                                     PAGE 14

         subtracting the exercise price of each relevant option from the fair market value of the common stock underlying the options as of the exercise date. The fair market value of our common stock was based on the closing price of Ugly Duckling stock on the date of exercise as reported by Nasdaq. Under Ugly Duckling's plans, the exercise date is the date the participant provides notice to us of his/her exercise and method of payment.

                            LONG TERM INCENTIVE PLAN

In June 1995, our stockholders  approved the Long Term Incentive Plan (Incentive
Plan). We believe that our Incentive Plan promotes the success and enhances the value of Ugly Duckling by (1) linking the personal interests of participants to those of our stockholders, and (2) providing participants with an incentive for outstanding performance. Under the Incentive Plan, we may grant various types of awards to our employees, consultants and advisors, including:

o        incentive stock options (ISOs),

o        nonqualified stock options (NQSOs),

o        performance shares,

o        restricted stock, and

o        performance-based awards.

The Incentive Plan is administered by our board or a board committee (i.e., Compensation Committee), whose membership qualifies as non-employee directors and outside directors. The Compensation Committee has the authority to administer the plan, including the power to determine -

o        eligibility,

o        type and number of awards to be granted, and

o terms and conditions of any award granted, including the price and timing of awards, vesting and acceleration of such awards (other than performance-based awards).

Thus far, we have only granted ISOs and NQSOs under this plan. Generally, these stock options have been subject to vesting over a 5-year period, with 20.0% of the options becoming exercisable by the holder on each successive anniversary date of the grant. The options generally expire 10 years after the grant date. The total number of shares of our common stock initially available for awards under the Incentive Plan was 1,800,000. The exercise price of all options granted under the plan in the past has equaled or exceeded the fair market value of our common stock on the date of grant. The plan has a "change of control" provision that is summarized below in this proxy statement. See "Compensation of Executive Officers, Benefits and Related Matters -- Change of Control Arrangements."

In January 1998, the Compensation Committee granted, subject to certain conditions, approximately 775,000 options to purchase common stock to several of our officers, 250,000 of which were granted under the Incentive Plan and the remaining 525,000 of which were granted under the 1998 Executive Incentive Plan. In March 1999, the Compensation Committee granted, subject to certain conditions, approximately 152,400 options under the Incentive Plan. Also in January 1998 and later in November 1998, we repriced certain options under the Incentive Plan after the Compensation Committee approved the repricings. See " - Compensation Committee Report on Executive Compensation."

At  April  1,  1999,  we  had  granted   options  under  the  plan  to  purchase
approximately 1,414,000 shares of our common stock (net of canceled and lapsed grants) to various of our employees, of which approximately 1,147,000 were outstanding. Also at April 1, 1999, there were approximately 386,000 of our shares that remained available for grant under the plan.

                          1998 EXECUTIVE INCENTIVE PLAN

The 1998 Executive Incentive Plan (Executive Plan) was approved by our stockholders at our 1998 annual meeting. The plan became effective as of January 1998. Under the Executive Plan, Ugly Duckling may grant ISOs, NQSOs, SARs, performance shares, restricted stock, and performance-based awards to its employees, consultants and advisors. Although the Executive Plan allows broad based awards to be granted and thus is similar to the Incentive Plan, we currently intend to utilize the Executive Plan primarily for performance-based awards to our executives and key employees. The total number of shares of our common stock initially available for awards under the Executive Plan was 800,000. The exercise price of all options granted under the Executive Plan in the past has been equal to the fair market value of our common stock on the date of grant. The plan is administered by the Compensation Committee and has a "change of control" provision that is summarized below in this proxy statement. See "-- Change of Control Arrangements."

In January 1998, the Compensation Committee granted, subject to certain conditions, approximately 775,000 options to purchase our common stock to several of our officers, 525,000 of which were granted under the Executive Plan and the remaining 250,000 of which were granted under the Incentive Plan. In March 1999, the Compensation Committee granted, subject to certain conditions, approximately 300,000 options under the Executive Plan. See " - Compensation Committee Report on Executive Compensation."

At April 1, 1999, we had granted options under the plan to purchase 800,000 shares of our common stock (net of canceled and lapsed grants) to various officers of Ugly Duckling, all of which are outstanding. Also at April 1, 1999, there are no shares that remain available for grant under the plan.

Other than as summarized and noted above, the Executive Plan is similar to the Incentive Plan as described in this proxy statement.

                                  401(K) PLANS

Under both of our 401(k) plans, eligible employees may direct that we withhold a portion of their compensation, up to a legally established maximum, and contribute this amount to their accounts. We place all 401(k) plan contributions in trust funds within our 401(k) plans. Participants may direct the investment of their account balances among mutual or investment funds available under the plans. The 401(k) plans provide a matching contribution ranging from 10.0% to 25.0% of a participant's pretax contributions and discretionary additional matchings by us, if we authorize them. Amounts contributed to participant accounts under the 401(k) plans and any earnings or interest accrued on the participant accounts are generally not subject to federal income tax until distributed to the participant and, except in limited cases, the participant may not withdraw such amounts until death, retirement or termination of employment.

                 CONTRACTS WITH DIRECTORS AND EXECUTIVE OFFICERS
                           AND SEVERANCE ARRANGEMENTS

ERNEST C. GARCIA II

On January 1, 1996, we entered into a 3-year employment agreement with Mr. Garcia, our Chairman and Chief Executive Officer. This agreement was extended for another 3-year term effective December 31, 1998. The agreement established Mr. Garcia's base salary for 1996 at $120,000 per year and provides a minimum 10.0% increase in the base salary each year throughout the term of the agreement. In addition, the agreement provides for the continuation of Mr. Garcia's base salary and certain benefits for a period of 1 year in the event Mr. Garcia is terminated by us without cause prior to the expiration of the agreement. It also contains confidentiality and non-compete covenants.

Mr. Garcia has advised the Board of Directors that during 1999 he intends to step down from his position as Chief Executive Officer of Ugly Duckling. He will remain as our Chairman of the Board. Mr. Garcia plans to transition his CEO duties to Gregory B. Sullivan in anticipation of Mr. Sullivan being appointed as the new Chief Executive Officer of Ugly Duckling.

DONALD L. ADDINK

On June 1, 1995, we entered into a 5-year employment agreement with Mr. Addink, our Senior Vice President -- Senior Analyst, that was amended and restated effective August 1, 1997. The restated agreement establishes Mr. Addink's base salary at $165,000 per year beginning on or around the effective date of the restated agreement, a $10,000 bonus payment upon execution of the restated agreement, certain benefits, and the continuation of Mr. Addink's base salary and certain benefits for a period of 1 year in the event Mr. Addink is terminated by us without cause prior to expiration of the restated agreement. It also contains confidentiality and non-compete covenants. Further, it accelerated the vesting of Mr. Addink's 100,000 stock options previously granted under the Incentive Plan, as set forth in the table below. These options were originally granted pursuant to the Incentive Plan's general 5-year vesting schedule with 20% vesting each year.

ORIGINAL GRANT DATE        NUMBER        EXERCISE PRICE       ACCELERATED
                        OF SHARES(#)      PER SHARE($)       VESTING DATE
--------------------- ----------------- ---------------- ----------------------
June 1995                  58,000           $  1.72      August 1, 1997
--------------------- ----------------- ---------------- ----------------------
June 1996                  25,000              6.75      January 15, 1998
--------------------- ----------------- ---------------- ----------------------
December 1996              17,000             17.69      August 1, 1997
--------------------- ----------------- ---------------- ----------------------

WALTER T. VONSH

On April 1, 1995, we entered into a 3-year employment agreement with Mr. Vonsh, our former Senior Vice President -- Credit, that was modified on or about April 1, 1996, August 6, 1997 and May 26, 1998. Mr. Vonsh is no longer our Senior Vice President -- Credit, but continues to be employed by us in other capacities. The modified agreement provides for a base salary of $150,000 per year through June 30, 2001 and certain other compensation and benefits, including a one-time cash bonus of $81,000 that was paid on May 26, 1998. The modified agreement also provides for the continuation of Mr. Vonsh's base salary and certain benefits for the term of the agreement in the event Mr. Vonsh is terminated by us without cause prior to that time. It also contains confidentiality and non-compete covenants.

STEVEN A. TESDAHL

On August 16, 1997, we entered into an employment agreement with Mr. Tesdahl that was amended as of May 21, 1998. Mr. Tesdahl is Senior Vice President and Chief Information Officer of our Ugly Duckling Car Sales subsidiary and the former Senior Vice President and Chief Information Officer of Ugly Duckling. The agreement provides for no minimum or maximum term of employment. But it does provide for: (1) his annual base salary at $175,000 per year with a minimum 10% increase on each anniversary of the hire date; (2) an initial stock option grant to acquire 100,000 shares of our common stock under the Incentive Plan, with terms and conditions consistent with the plan's general terms; (3) a grant of restricted stock valued at $100,000 on the approximate effective date of Mr. Tesdahl's employment with us, which fully vested as of January 15, 1998; and (4) certain other benefits. The agreement provides for the continuation of Mr. Tesdahl's base salary for a limited period in the event he is terminated by us without cause. The potential severance benefit decreases over time, and goes to zero after September 1, 2000. The agreement has a "change of control" provision that provides for certain rights and benefits to Mr. Tesdahl upon such an event occurring and either:

o he terminates his employment with us within 12 months after the change of control; or

o we terminate him without cause within 90 days prior to the change of control or within 12 months after the event.

If these events occur, Mr. Tesdahl will receive a termination fee equal to 200% of his then current salary, and at the time of the change of control, his initial option will fully vest. The agreement adopts the Incentive Plan's definition of a "change of control" and adds an additional change of control event if neither Ernest C. Garcia II nor Gregory B. Sullivan is Chief Executive Officer of Ugly Duckling. See " -- Change of Control Arrangements."

GENERALLY

For additional information on option grants to our executive officers under the Incentive Plan and Executive Plan, see " - Long Term Incentive Plan", " - 1998 Executive Incentive Plan" and " - Compensation Committee Report on Executive Compensation." For information on stock repricings that occurred during 1998, see " -- Compensation Committee Report on Executive Compensation."

                         CHANGE OF CONTROL ARRANGEMENTS

LONG TERM INCENTIVE PLAN

The term "change of control" is defined in the Incentive Plan and is summarized in the next paragraph of this proxy statement. Upon a change of control of Ugly Duckling the Compensation Committee, in its discretion, will either --

o cause all outstanding options and awards to be fully vested and exercisable and all restrictions to lapse, allowing participants the right to exercise options and awards before the change of control occurs (which event would otherwise terminate participants' options and awards); or

o cause all outstanding options and awards to terminate, if the surviving or resulting corporation agrees to assume the options and awards on terms that substantially preserve the rights and benefits of outstanding options and awards.

Under the Incentive Plan, a "change of control" occurs upon any of the following events:

o a merger or consolidation of Ugly Duckling with another corporation where we are not the surviving entity or where our stock would be converted into cash, securities or other property, other than a merger in which our stockholders before the merger have the same proportionate ownership after the merger;

o with certain exceptions, any sale, lease, or other transfer of more than 40% of our assets or our earning power;

o        our stockholders approve a plan of complete liquidation or dissolution;

o any person (other than a current stockholder or any employee benefit plan) becoming the beneficial owner of 20% or more of our common stock; or

o during any 2-year period, the persons who are on our board at the beginning of such period and any new person whose election or nomination was approved by two-thirds of such directors cease to constitute a majority of the persons serving on our board.

1998 EXECUTIVE INCENTIVE PLAN

The Executive Plan provides that in the event of a "change of control" of Ugly Duckling, all outstanding options and awards will be fully vested and exercisable and all restrictions will lapse unless the surviving or resulting corporation agrees to assume the options and awards on terms that substantially preserve the rights and benefits of outstanding options and awards. The Executive Plan and the Incentive Plan have the same definition for the term "change of control."

GENERALLY

For additional information on change of control and severance arrangements,  see
"  --  Contracts   with   Directors   and   Executive   Officers  and  Severance
Arrangements."

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

RESPONSIBILITY AND COMPOSITION OF THE COMPENSATION COMMITTEE

This is a report of the Compensation Committee. We are a committee of 2 directors and our names appear at the end of this report on page 23. No member of our committee has ever served as an officer of Ugly Duckling. We are responsible for: (1) reviewing and approving each of the elements of Ugly Duckling's executive compensation program; (2) administering and maintaining the key provisions of Ugly Duckling's executive compensation program; and (3) reviewing with our board all significant aspects of compensation for Ugly Duckling's executives. In addition, we determine the compensation of Ugly Duckling's executive officers.

OVERVIEW OF COMPENSATION PHILOSOPHY AND OBJECTIVES

We believe that compensation for Ugly Duckling executive officers should be determined according to a competitive framework that helps build value for the company's stockholders. With this in mind, our philosophy is to have Ugly Duckling pay base salaries to its executives at levels that enable it to attract, motivate and retain highly qualified executives. In addition, we may direct and/or approve Ugly Duckling's payment of cash bonuses and granting of stock options as a component of competitive compensation and/or as a reward for performance based upon -

o        individual performance,

o Ugly Duckling's and/or a business unit's operating and financial results, or

o        other performance measures.

Stock option grants are intended to result in no reward if the stock price does not appreciate, but may provide substantial rewards to Ugly Duckling's executives as stockholders benefit from stock price appreciation. Within this overall philosophy, we have the following specific objectives:

o Align the financial interests of Ugly Duckling's executive officers with those of stockholders by providing significant equity-based long-term incentives.

o Provide annual variable compensation awards that take into account Ugly Duckling's overall performance and individual contributions, teamwork and business unit results that help create value for its stockholders.

o Offer a total compensation program that takes into account the compensation practices and financial performance of companies in Ugly Duckling's industry and other comparable companies.

o Emphasize performance-based and equity-based compensation as the level of Ugly Duckling executive officer increases. This leads to executive officers and certain other senior officers having a greater proportion of their total compensation at risk, meaning that payments will vary depending upon Ugly Duckling's overall performance, teamwork and individual and business unit contributions. In particular, as officer levels increase, we --

         o        focus   more  on  Ugly   Duckling's   performance,   teamwork,
                  individual contributions and business unit results and less on comparable marketplace compensation comparisons,

         o emphasize more variable, performance-based compensation versus fixed compensation, and

         o        provide   a   significantly   greater   proportion   of  total
                  compensation that is equity-based.

COMPENSATION COMPONENTS AND PROCESS

There are 3 major components of executive officer compensation at Ugly Duckling-

o        base salary,

o        cash bonus awards, and

o long term incentive awards, generally in the form of stock option grants.

Executive officers also receive certain perquisites, and participate in various other Ugly Ducklings benefit plans, including medical and 401(k) plans, typically available to all of Ugly Duckling's eligible employees.

As a committee, we use subjective judgment in determining executive officers' compensation levels for all of these components and take into account both qualitative and quantitative factors. We do not assign specific weights to these factors. Among the factors considered by us are the recommendations of the Chairman of the Board and Chief Executive Officer, Mr. Garcia, with respect to the compensation of other key executive officers at Ugly Duckling. However, we make the final compensation decisions concerning Ugly Duckling's executive officers.

In making compensation decisions, we consider compensation practices and financial performance of companies in Ugly Duckling's industry and other comparable companies. This information provides guidance and a framework for us, but the committee does not target total executive compensation or any component thereof to any particular point within, or outside, the range of companies in Ugly Duckling's industry and other comparable companies' results. Specific compensation for Ugly Duckling's individual officers will vary from these levels as the result of subjective factors considered by us unrelated to compensation practices of comparable companies. See " -- Overview of Compensation Philosophy and Objectives" above. In making compensation decisions, we also from time to time receive assessments and advice regarding Ugly Duckling's compensation practices and those of others from independent compensation consultants. In 1998 we retained a compensation consultant to advise us in connection with the January 15, 1998 repricing of certain stock options and the January 15, 1998 stock option grants to certain of Ugly Duckling's officers. See " - Stock Options" and " - Report on Repricing of Options."

POLICY ON DEDUCTIBILITY OF COMPENSATION

Section 162(m) of the Internal Revenue Code limits the tax deductibility by a company of compensation in excess of $1 million paid to any of its 5 most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors" (as defined for purposes of Section 162(m)).

As members of the Compensation Committee, we believe we each qualify as an "outside director" under Section 162(m). We also believe that the full amount of compensation resulting from the grant/exercise of options under Ugly Duckling's Incentive Plan and Executive Plan continue to be deductible. All other forms of awards under these plans must meet the general requirements described in the previous paragraph in order to avoid the deduction limitations of Section 162(m). Any future employee incentive plan being considered for adoption by us will be evaluated prior to any such adoption to determine its anticipated compliance with the Section 162(m) limitation and this policy.

While the tax impact of any compensation arrangement is one factor to be considered, we evaluate such impact in light of our committee's overall compensation philosophy. We intend to establish executive officer compensation programs that will maximize Ugly Duckling's deduction, if we determine (with the assistance of company management) that maximization of Ugly Duckling's deduction is consistent with our committee's philosophy and is in Ugly Duckling's and its stockholders' best interests. Consequently, from time to time we may award compensation which is not fully deductible, if we determine that the award is consistent with our philosophy and is in the best interests of Ugly Duckling and its stockholders. To the extent possible and when there is an issue or concern, we will state our belief as to the deductibility of compensation paid to Ugly Duckling executive officers for the pertinent reporting period(s) in Ugly Duckling's annual proxy statements.

BASE SALARY AND CASH BONUSES

Each of Ugly Duckling's executives receives a base salary, which when aggregated with his bonus, is intended to be competitive with similarly situated executives in its industry and executives at other comparable companies. We target base pay at the level required to attract and retain highly qualified executives. In determining salaries, we also take into account, among other factors, individual experience and performance and specific needs particular to Ugly Duckling.

In addition to base salary, Ugly Duckling executives are eligible to receive cash bonuses. A total of $121,000 was paid to our Named Executive Officers during 1998 as cash bonuses. The bonuses are based upon executive performance, special compensation situations and/or circumstances, and certain other factors. We believe that bonuses paid to Ugly Duckling executives in 1998 properly took into account these factors. The amount of bonus and the performance criteria vary with the position, role and situation of the executive.

On January 15, 1998, we approved 1998 annual base salaries, effective for 1998, for our Named Executive Officers, including Mr. Garcia, Ugly Duckling's Chairman of the Board and Chief Executive Officer. On March 2, 1999, we approved 1999 annual base salaries, effective for 1999, for our Named Executive Officers, including Mr. Garcia's salary.

Base salary and cash bonuses to Ugly Duckling's executives for 1998 were determined and paid in accordance with the compensation philosophy and specific objectives discussed in this report. See " -- Overview of Compensation Philosophy and Objectives" above.

STOCK OPTIONS

We believe that it is important for Ugly Duckling executives to have an equity stake in their company and, toward this end, Ugly Duckling proposes and we review and approve stock option grants to key executives from time to time. In reviewing and approving option awards, we consider and review the level of awards granted to executives at companies in Ugly Duckling's industry and executives at other comparable companies, the awards granted to other executives within Ugly Duckling and the individual officer's specific role and contribution at Ugly Duckling. We also consider and may take into account options previously granted to an executive. Ugly Duckling presently has 2 long-term incentive award plans, the Incentive Plan and the Executive Plan. The plans are summarized in this proxy statement under the captions "Long Term Incentive Plan" and "1998 Executive Incentive Plan."

In January 1998, Ugly Duckling's board, upon our recommendation, approved the Executive Plan, subject to stockholder approval. Stockholder approval was obtained in August 1998, during Ugly Duckling's 1998 annual meeting. Also on January 15, 1998, we considered and approved the grant to several Ugly Duckling officers of options to purchase approximately 775,000 shares of Ugly Duckling's common stock at an exercise price of $8.25 per share, subject to several conditions (January 1998 Option Grants). The exercise price was equal to the market value of Ugly Ducking's stock on the January 15th grant date. These January 1998 Option Grants are performance shares intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. Included in this grant, and approved by our stockholders, were 525,000 performance-based stock options under the Executive Plan for initial grants to certain officers (Initial Grants). The Initial Grants vest and become exercisable in full on January 15, 2005 (i.e., "cliff vesting" of options). These grants will vest sooner in equal increments over a 5-year period, but only if certain stock price hurdles are also satisfied. Once a price hurdle is met, a participant will not be penalized due to any subsequent decline in Ugly
Duckling's stock price. At April 1, 1999, the price hurdles for the first 2 vesting periods had already been satisfied. Ugly Duckling believes that these option grants are material in the aggregate. As such, they will have the effect of diluting the ownership interest of Ugly Duckling's existing stockholders. The following chart shows how the Initial Grants vest:

---------------------------- ---------------------------- ---------------------------------------------
% OF INITIAL GRANTS THAT     DATE OF VESTING              VALUE OF UGLY DUCKLING STOCK FOR AT LEAST
VEST                                                      10 CONSECUTIVE TRADING DAYS AT ANY TIME
                                                          BEFORE, ON OR AFTER THE VESTING DATE
---------------------------- ---------------------------- ---------------------------------------------
---------------------------- ---------------------------- ---------------------------------------------
First 20%                    January 15, 1999             $9.90 per share
---------------------------- ---------------------------- ---------------------------------------------
Second 20%                   January 15, 2000             $11.55 per share
---------------------------- ---------------------------- ---------------------------------------------
Third 20%                    January 15, 2001             $13.20 per share
---------------------------- ---------------------------- ---------------------------------------------
Fourth 20%                   January 15, 2002             $14.85 per share
---------------------------- ---------------------------- ---------------------------------------------
Fifth 20%                    January 15, 2003             $16.50 per share
---------------------------- ---------------------------- ---------------------------------------------
or 100%                      January 15, 2005             No condition
---------------------------- ---------------------------- ---------------------------------------------

Included in the January 1998 Option Grants was a total award of 500,000 options to Gregory B. Sullivan, an Ugly Duckling Director and its President and Chief Operating Officer (250,000 of the 500,000 options were granted under the Incentive Plan and 250,000 were granted under the Executive Plan, as an Initial Grant). The January 1998 Option Grants to Mr. Sullivan were made in recognition of his role at Ugly Duckling, his increasing importance to the company, his other compensation from Ugly Duckling, and other factors. We believe it is important to incentivize Mr. Sullivan and in this regard his Initial Grant for 250,000 shares is performance-based. We retained a compensation consultant to advise us on the design of the performance-base aspects of the Initial Grants and the appropriateness of the January 1998 Option Grants to Mr. Sullivan. The Initial Grant to Mr. Sullivan was approved by Ugly Duckling's stockholders during its 1998 annual meeting.

On March 2, 1999, we considered and approved certain 1999 stock option awards. See " - Compensation of Executive Officers, Benefits and Related Matters - Recent Option Grants In 1999."

During 1998 and 1999, we considered and approved stock option grants under Ugly Duckling's Incentive Plan to several of our other officers who were not executive officers. These options to non-executive officers were granted at or above fair market value with all of the 1998 grants subject to vesting over a 5 year period, with 20% of the options becoming exercisable on each successive anniversary of the date of grant, and expiring 10 years after the grant date.

On January 15, 1998 and November 17, 1998, we considered and approved 2 separate repricings of certain stock options held by certain of Ugly Duckling's executive officers and other employees. These repricings are summarized below in this proxy statement under the caption "Report on Repricing of Options."

Stock option grants to Ugly Duckling officers for 1998 and the repricing of stock options during 1998 were made in accordance with the compensation philosophy and specific objectives discussed in this report. See " -- Overview of Compensation Philosophy and Objectives" and " - Report on Repricing of Options."

OTHER BENEFITS

Ugly Duckling's executive officers receive certain perquisites. They are also eligible to participate in benefit programs designed for all of Ugly Duckling's full time employees. These programs include medical, disability and life insurance and savings programs qualified under Section 401(k) of the Internal Revenue Code.

REPORT ON REPRICING OF OPTIONS

During 1998, we approved 2 separate plans to reprice certain outstanding stock options under the Incentive Plan. The first repricing occurred on January 15, 1998 and excluded Ugly Duckling's executive officers from the repricing program (January Repricing). In connection with the January Repricing we retained a compensation consultant who advised us on the reasonableness and appropriateness of the repricing. The second repricing occurred on November 17, 1998 and included certain executive officers in the program (November Repricing). Both the January Repricing and November Repricing were offered to a broad base of Ugly Duckling's non-executive officers and other employees holding options under the Incentive Plan. As part of both repricings, the exercise price of the options was reduced to equal or exceed the then fair market value of Ugly Duckling's stock on the date of the repricing, as measured by the closing price of its stock on such date per Nasdaq.

We believe it is important for key employees of Ugly Duckling to have an equity stake in the business. Stock options are an important component of compensation for key employees at Ugly Duckling. They are intended to provide incentives to employees to work to achieve long-term success for Ugly Duckling. Options normally increase employee morale and lead to the retention by Ugly Duckling of its key employees. During 1997 and 1998, Ugly Duckling's stock declined leaving many key employees with options that had exercise prices significantly above the trading range of the company's stock (i.e., the options were "underwater"). We believe the decline in Ugly Duckling's stock is primarily related to the broad-based decline in smallcap companies' stock prices, especially those in the specialty finance sector. The decline in Ugly Duckling's stock price defeated the purpose of the underwater options - the underwater options had lost their incentive value to the holders. With the repricings, we restored the incentive value to the eligible option holders who elected to participate in the repricings. Thus we believe that the January Repricing and the November Repricing were in the best interest of Ugly Duckling and its stockholders.

The January Repricing covered only non-executive officers of Ugly Duckling. Eligible options were repriced to $9.75 per share. The repriced exercise price was at a premium over the market price of Ugly Duckling's stock on the date of the reprice. On the date of the repricing, Ugly Duckling's stock closed at $8.25 per share. The repricing did not change any other term of the eligible options, including vesting. The repricing was a benefit to key employees and allowed Ugly Duckling to grant fewer new options as part of its annual review of compensation for its key employees.

The November Repricing included Named Executive Officers, executive officers and other key employees. This repricing was appropriate because, subsequent to the January Repricing, the market value of Ugly Duckling's common stock again declined significantly. In light of this, we decided to give certain optionees (including executive officers) a new opportunity to cancel and reprice certain underwater options. Generally, this repricing allowed optionees with grants at exercise prices of $9.75 and above the choice of repricing specific grants to an exercise price of $5.13, the closing price of Ugly Duckling's stock on the date of the repricing. The term of each repriced option began anew on the date of repricing. In exchange for the lower exercise price and extended term, the optionees were required to (1) reduce their number of eligible shares under each grant by 50%, and (2) start the original vesting schedule over again.

The January Repricing and November Repricing were made in accordance with the compensation philosophy and specific objectives discussed in this report. See " -- Overview of Compensation Philosophy and Objectives."

The following table sets forth information with respect to the repricing of options held by any Ugly Duckling executive officer during the last 10 completed fiscal years. Other than the 2 repricings that occurred in 1998, Ugly Duckling has not repriced any options held by any of its employees.


                                          TEN YEAR OPTION REPRICINGS

---------------------        ---------- ---------------- -------------- -------------- --------------- ---------- -----------------
                                                           NUMBER OF                                                 LENGTH OF
                                        ORIGINAL NUMBER   SECURITIES    MARKET PRICE                              ORIGINAL OPTION
                                         OF SECURITIES    UNDERLYING     OF STOCK AT   EXERCISE PRICE              TERM REMAINING
                                          UNDERLYING        OPTIONS        TIME OF       AT TIME OF       NEW        AT DATE OF
                                         OPTIONS PRIOR    REPRICED OR   REPRICING OR    REPRICING OR   EXERCISE     REPRICING OR
   NAME AND TITLE              DATE    TO REPRICING(#)(1) AMENDED(#)(1)  AMENDMENT ($)  AMENDMENT ($)   PRICE ($)     AMENDMENT
   --------------              ----    ------------------  --------     -------------  -------------   ---------     -----------
---------------------        ---------- ---------------- -------------- -------------- --------------- ---------- -----------------
Ernest C. Garcia II,           --          --              --             --             --              --         --
  Chairman of the
  Board and Chief
  Executive Officer
---------------------        ---------- ---------------- -------------- -------------- --------------- ---------- -----------------
Gregory B. Sullivan,           --          --              --             --             --              --         --
  President and Chief
  Operating Officer
---------------------        ---------- ---------------- -------------- -------------- --------------- ---------- -----------------
Steven T. Darak,             11/17/98      30,000        15,001         $5.13          $17.69          $5.13      4 Years/15 Days
  Senior Vice President,
  Chief Financial Officer
  and Treasurer
---------------------        ---------- ---------------- -------------- -------------- --------------- ---------- -----------------
Steven P. Johnson,           11/17/98      15,000          7,500        $5.13          $17.69          $5.13      4 Years/15 Days
  Senior Vice President,     11/17/98      20,000         10,000         5.13           15.75           5.13      4 Years/191 Days
  General Counsel and
  Secretary
---------------------        ---------- ---------------- -------------- -------------- --------------- ---------- -----------------
Donald L. Addink,            11/17/98      17,000          8,500        $5.13          $17.69          $5.13      4 Years/15 Days
  Senior Vice President
  Senior Analyst
---------------------        ---------- ---------------- -------------- -------------- --------------- ---------- -----------------
Walter T. Vonsh,               --              --          --             --             --              --         --
  Former Senior Vice
  President - Credit(2)
---------------------        ---------- ---------------- -------------- -------------- --------------- ---------- -----------------
Steven A. Tesdahl,           11/17/98     100,000        50,000         $5.13          $13.00          $5.13      4 Years/289 Days
  Senior Vice President
  and Chief Information
  Officer of Ugly Duckling
  Car Sales(2)
---------------------        ---------- ---------------- -------------- -------------- --------------- ---------- -----------------
Eric J. Splaver,             11/17/98       2,500          1,250        $5.13          $17.69          $5.13      4 Years/15 Days
  Chief Financial Officer
  and Treasurer of Cygnet
  Financial Corporation(2)
---------------------        ---------- ---------------- -------------- -------------- --------------- ---------- -----------------
Peter R. Fratt, Vice         11/17/98      20,000        10,000         $5.13          $11.88          $5.13      3 Years/300 Days
  President of Ugly          11/17/98      10,000         5,000          5.13           17.69           5.13      4 Years/15 Days
  Duckling Car Sales(2)
---------------------        ---------- ---------------- -------------- -------------- --------------- ---------- -----------------

----------
(1) Of the shares underlying repriced options, 50% were repriced and the remaining 50% were cancelled as a condition to the repricing. The third column of this table represents the total repriced options outstanding before the repricing, and the fourth column of this table represents the total repriced options that were outstanding after the repricing. Each repricing reflected in the table was made under the November Repricing program.
(2) Messrs. Tesdahl, Splaver and Fratt are executive officers of the Ugly Duckling subsidiaries noted by their names. Although not presently an executive officer of Ugly Duckling, during the last 10 completed fiscal years, each of them at some point in time has served as an Ugly Duckling executive officer. Mr. Vonsh was also one of our previous executive officers. He remains employed with the company in a non-officer position.

CHIEF EXECUTIVE OFFICER COMPENSATION

Mr. Garcia was Ugly Duckling's founder and has served as the company's Chief Executive Officer since Ugly Duckling's start in 1992. On an annual basis, we review and approve the compensation of Mr. Garcia. On January 1, 1996, Ugly Duckling entered into a 3-year employment agreement with Mr. Garcia. Effective December 31, 1998, this agreement was extended by Ugly Duckling for another 3 year period, under the same terms and conditions as the January 1996 agreement. We reviewed and approved the extension prior to Mr. Garcia and Ugly Duckling entering into the extension agreement. The original agreement established Mr. Garcia's base salary for 1996 at $120,000 and provides for a minimum 10.0% increase in his base salary each year throughout the term of the agreement. For 1998 Mr. Garcia's base salary was approximately $150,000 and for 1999 should be approximately $160,000. We reviewed in advance and gave prior approval for these salaries. Mr. Garcia did not receive a bonus in 1998. Prior to 1999, he had never participated in either Ugly Duckling's Incentive Plan or Executive Plan. On March 2, 1999, we determined and approved a stock option grant to Mr. Garcia for 100,000 shares of Ugly Duckling common stock (Garcia Stock Option). The Garcia Stock Option was granted under the Executive Plan at an exercise price equal to the fair market value on the grant date and is subject to vesting over a 5-year period with 20.0% of the option becoming exercisable by Mr. Garcia on each successive anniversary date of the grant. The Garcia Stock Option expires 10 years after the grant date. In addition to the above compensation, Mr. Garcia has the use of a company car. Mr. Garcia also receives standard benefits, including participation in Ugly Duckling's 401(k) plan.

We believe that Mr. Garcia's 1998 compensation (including his base salary, lack of cash bonuses and minimal number of stock option awards) is reasonable in relation to the compensation paid to chief executive officers of comparable, publicly-held automobile finance companies, and other companies comparable to Ugly Duckling. Nonetheless, Mr. Garcia is Ugly Duckling's most significant stockholder, and to the extent his performance as Chief Executive Officer translates into an increase in the value of Ugly Duckling's stock, all stockholders, including him, share the benefits.

As the members of the Compensation Committee, we approved the compensation of Mr. Garcia and Ugly Duckling's other executive officers for 1998, following the principles and procedures outlined in this report.(1)

                             COMPENSATION COMMITTEE

              Christopher D. Jennings        Frank P. Willey



























(1) Pursuant to Item 402(a)(9) of Regulation S-K promulgated by the Securities and Exchange Commission, neither the "Compensation Committee Report on Executive Compensation" nor the material under the caption "Stockholder Return Performance Graph" shall be deemed to be filed with the Commission for purposes of the Securities Exchange Act of 1934, nor shall such report or such material be deemed to be incorporated by reference in any past or future filing by Ugly Duckling under the Securities Exchange Act of 1934 or the Securities Act of 1933.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a line graph comparing the percentage change during the relevant period in the cumulative total stockholder return on our common stock against the cumulative return on the Nasdaq Market Index as well as the MG Group Index 744 -- Auto Dealerships (Industry Group Index). We use the MG Group Index 744 -- Auto Dealerships because we believe it closely reflects our peer group. The Industry Group Index is composed of companies engaged in the specialty retail of new and used automobiles and other vehicles through the operation and/or franchising of dealerships. The relevant performance period for the graph is for the period June 18, 1996 through December 31, 1996, and for the years ended December 31, 1997 and 1998. The graph assumes that $100 was invested on June 18, 1996 (the date our common stock began trading on Nasdaq following our initial public offering) in our stock and in each of the indices, and that any dividends were reinvested quarterly. Ugly Duckling has never paid any dividends. The data source for the below graph and table is Media General Financial Services, Inc.

                 [STOCKHOLDER RETURN PERFORMANCE GRAPH OMITTED]
                                [SEE TABLE BELOW]



    ----------------------------------------------------------------------
                                 6/18/96   12/31/96   12/31/97   12/31/98
    ----------------------------------------------------------------------
    ----------------------------------------------------------------------
    Ugly Duckling                 100.00     209.40      91.28      49.66
    ----------------------------------------------------------------------
    ----------------------------------------------------------------------
    MG Group Index 744            100.00     102.40      64.79      79.41
    ----------------------------------------------------------------------
    ----------------------------------------------------------------------
    Nasdaq Market Index           100.00     107.93     132.02     186.21
    ----------------------------------------------------------------------

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There are no compensation committee interlocks and no officer or former officer of ours has ever been a member of our board's Compensation Committee. See "Certain Relationships and Related Transactions."

                    INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

Prior to 1992, when he founded Ugly Duckling, Ernest C. Garcia II was involved in various real estate, securities, and banking ventures. Arising out of two transactions in 1987 between Lincoln Savings and Loan Association (Lincoln) and entities controlled by Mr. Garcia, the Resolution Trust Corporation, which ultimately took over Lincoln, asserted that Lincoln improperly accounted for the transactions and that Mr. Garcia's participation in the transactions facilitated the improper accounting. Facing severe financial pressures, Mr. Garcia agreed to plead guilty to one count of bank fraud, but in light of his cooperation with authorities both before and after he was charged, was sentenced to only three years probation, which has expired, was fined $50 (the minimum fine the court could assess), and during the period of his probation, which ended in 1996, was banned from becoming an officer, director or employee of any federally-insured financial institution or a securities firm without governmental approval. In separate actions arising out of this matter Mr. Garcia agreed not to violate the securities laws, and filed for bankruptcy both personally and with respect to certain entities he controlled. The bankruptcies were discharged by 1993.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the most recent fiscal year, we have maintained business relationships and engaged in certain transactions with the affiliated companies and parties described below. Our plan is that any significant future transactions between us and our affiliated entities, executive officers, directors, or significant stockholders will receive approval of a majority of our independent directors, will be fair and generally will be on terms no less favorable to us than we could obtain from non-affiliated parties.

Verde has been and continues to be one of our lenders. As mentioned above in this proxy statement, Mr. Garcia, our Chairman and Chief Executive Officer, is also the President and sole stockholder of Verde. Generally, we have used the Verde loan proceeds to fund working capital and other corporate needs. The loan is represented by a $14 million unsecured note with interest payable monthly at a rate of 10% per year and annual principal payments of $2 million. The Verde debt matures in June 2003. At January 1, 1998, the balance of the debt was $12.0 million. At December 31, 1998 and at April 1, 1999, the balance of the debt was $10.0 million. For the year ended 1998, we paid Verde $2.0 million of principal and approximately $1.1 million of interest in connection with the debt. The Verde loan is subordinate to all of our other indebtedness except our 12% Subordinated Debentures due 2003 issued in the fourth quarter of 1998.

We believe that it is important for our directors and officers to be stakeholders in Ugly Duckling. With this in mind, in September 1997, our board approved a directors' and officers' stock repurchase program (D&O Stock Purchase Program). The program provides loans of up to $1.0 million in total to our directors and senior officers to assist them in purchasing our common stock on the open market from time-to-time. The D&O Stock Purchase Program provides for unsecured loans, with interest at 10% per year, interest and principal payments due at the end of each loan term, and maturity dates of either December 31, 1999 or May 31, 2000. During 1997, senior officers purchased 50,000 shares of common stock under the program and we advanced $500,000 for these purchases. During 1998, senior officers purchased an additional 40,000 shares of common stock under the program and we advanced approximately $400,000 for these purchases. Through April 1, 1999 there were no additional purchases of common stock under the program. In addition, there have been no principal payments and minimal interest payments made to Ugly Duckling since the program began. The table that follows provides additional information on the D&O Stock Purchase Program for each of our executive officers.

During September 1998 and October 1998 we loaned a total of $285,500 to Mr. Darak, our Senior Vice President and Chief Financial Officer. The loan is an employee advance to Mr. Darak. The indebtedness is unsecured, with interest at 10% per year, and principal and interest due upon demand. There have been no interest or principal payments made by Mr. Darak to Ugly Duckling since the inception of the loan. The table that follows provides additional information on this loan.


----------------------------------------------- -------------------- ------------- --------------------------- --------------
NAME & TITLE OF EXECUTIVE OFFICER              NATURE OF DEBT        DATE DEBT    PRINCIPAL BALANCE OF DEBT     NUMBER OF
                                                                      INCURRED       AT 12/31/98 & 4/1/99        SHARES
                                                                                       (unless otherwise       PURCHASED (#)
                                                                                         indicated) ($)
----------------------------------------------- -------------------- ------------- --------------------------- --------------
----------------------------------------------- -------------------- ------------- --------------------------- --------------
Gregory B. Sullivan, President, COO &           D&O Stock Purchase   11/97 & 5/98         $198,126                20,000
Director                                        Program
----------------------------------------------- -------------------- ------------- --------------------------- --------------
Steven T. Darak, Sr. VP & CFO                   D&O Stock Purchase   11/97                $100,000                10,000
                                                Program
----------------------------------------------- -------------------- ------------- --------------------------- --------------
Steven P. Johnson, Sr VP, Genl Counsel &        D&O Stock Purchase   11/97                $100,000                10,000
Secretary                                       Program
----------------------------------------------- -------------------- ------------- --------------------------- --------------
Donald L. Addink, Sr. VP - Sr. Analyst          D&O Stock Purchase   11/97                $100,000                10,000
                                                Program
----------------------------------------------- -------------------- ------------- --------------------------- --------------
Steven A. Tesdahl, Sr. VP & CIO of Ugly         D&O Stock Purchase   5/98                  $98,126                10,000
Duckling Car Sales                              Program
----------------------------------------------- -------------------- ------------- --------------------------- --------------
Russell J. Grisanti, former Ex VP -             D&O Stock Purchase   5/98                  $98,126(1)             10,000
Operations(1)                                   Program

----------------------------------------------- -------------------- ------------- --------------------------- --------------
Other Senior Officers                           D&O Stock Purchase   11/97 & 5/98         $198,126                20,000
                                                Program
----------------------------------------------- -------------------- ------------- --------------------------- --------------
TOTAL for D&O Stock Purchase Program            D&O Stock Purchase   11/97 & 5/98         $892,504                90,000
                                                Program
----------------------------------------------- -------------------- ------------- --------------------------- --------------

----------------------------------------------- -------------------- ------------- --------------------------- --------------
Steven T. Darak, Sr. VP & CFO                   Employee Advance     9/98 & 10/98         $285,500
----------------------------------------------- -------------------- ------------- --------------------------- --------------

----------
(1)  In  October  1998,  Mr.  Grisanti  and Ugly  Duckling  mutually  agreed  to terminate their employment relationship. In connection with this termination, the principal balance of the debt was reduced to zero during March 1999 in exchange for the company receiving the Ugly Duckling stock initially purchased by Mr. Grisanti under the D&O Stock Purchase Program.

Since April 1998, Mr. Jennings, one of our directors, has been a managing director of Friedman, Billings, Ramsey & Co., Inc., which makes a market in our common stock and from time to time may provide investment banking and other services to us.

                             ADDITIONAL INFORMATION

MATTERS WHICH MAY COME BEFORE THE MEETING

Presently, we know of no matters to be presented for action at the meeting other than items listed on the proxy card. If, however, other matters not mentioned in this proxy statement properly come before the meeting, the persons named in the accompanying proxy card will vote on these other matters in accordance with their judgment. By signing the proxy card, you are conferring the authority to vote upon the persons indicated on the card. This authority includes discretionary authority to vote your shares in accordance with the proxy holders' judgment with respect to all matters which properly come before the meeting in addition to the scheduled items.

OUTSTANDING SHARES

On the record date, April 16, 1999, 14,938,557 shares of common stock, par value $.001 per share, were outstanding net of shares we hold in our treasury. Each share is entitled to one vote. We have no other voting securities outstanding.

HOW WE SOLICIT PROXIES

We pay the cost of proxy solicitation with solicitation made by use of mail, personally, or by telephone or telegraph. In addition, we have retained Corporate Investor Communications, Inc. to help solicit proxies for a fee of $4,000, plus out-of-pocket expenses. We also reimburse banks, brokers and other nominees for their expenses in mailing these materials to you and obtaining your voting instructions. We may ask our directors and employees to solicit proxies without compensating them for their efforts.

INDEPENDENT ACCOUNTANTS

Our principal independent public accounting firm for the fiscal year ended December 31, 1998 was KPMG LLP. We plan to retain KPMG as our principal accounting firm for the current fiscal year. A KPMG representative will attend the meeting to respond to questions and to make any statement he or she would like to make.

PROPOSALS OF STOCKHOLDERS

To permit us and our stockholders to deal with stockholder proposals in an informed and orderly manner, our By-Laws establish advance notice procedures and requirements for any proposal (other than by or at the direction of our board) to nominate candidates for election to the board of directors and with regard to certain matters to be brought before any annual meeting of stockholders. These advance notices require, among other things, that:

o Notice to nominate candidates for the board: Candidates for the board require notice to be received by us not less than 90 days prior to the anniversary date of the immediately preceding annual meeting.

o Notice with regard to certain matters: Certain matters to be brought before a meeting require notice to be received by us not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting. However, in the event the annual meeting date is not within 30 days before or after the anniversary date, notice by the stockholder must be received by us not later than the close of business on the 10th day following the day on which the notice of the date of the annual meeting was mailed or the public disclosure of the annual meeting date, whichever occurs first.

Under these provisions, any nomination for the board of directors for our 2000 annual meeting must be received by us no later than March 4, 2000 and notice of other matters to be brought before the meeting must be received no earlier than March 4, 2000 and no later than April 3, 2000. Notice must be in writing and received by our Secretary. A copy of the applicable By-Law provisions may be obtained, without charge, upon written request to our Secretary at the address set forth below.

For us to include a proposal in the proxy statement, the proponent and the proposal must comply with the proxy proposal submission rules of the Securities and Exchange Commission. One of the requirements is that proposals be received by us in a timely manner as prescribed by the rules. If you want to submit a proposal for possible inclusion in our 2000 proxy statement, the proposal must be received by us at our principal executive offices at the address set forth below no later than December 28, 1999. Generally, proposals we receive after that date would not be included in the proxy statement or acted upon at our 2000 annual meeting.

LIST OF STOCKHOLDERS OF RECORD

A list of our stockholders of record will be available at the meeting and for 10 days prior to the meeting at our address provided below.

ANNUAL REPORT/FORM 10-K

We have provided to each person whose proxy is being solicited a copy of our 1998 Annual Report to Stockholders (including our Form 10-K with financial statements and schedules, and a list of exhibits to the 10-K). If you did not receive a copy of our Annual Report or if you would like an additional copy, we will provide you one free of charge, if you write to our Chief Financial Officer at Ugly Duckling Corporation, 2525 East Camelback Road, Suite 500, Phoenix, AZ 85016. The Form 10-K exhibits are also available, if you make your request for these in writing and you reimburse us for photocopying.

Stockholders are invited to keep current on Ugly Duckling's latest news releases and other developments throughout the year by way of the Internet. Our corporation web site can be accessed by setting your World Wide Web browser to http://www.uglyduckling.com for regularly updated information.

QUESTIONS?

If you have questions or need more information about the meeting, write to:

               Ugly Duckling Corporation
               2525 East Camelback Road, Suite 500
               Phoenix, Arizona 85016
               Attn: Secretary

Or call us at (602)852-6600.

YOUR VOTE IS IMPORTANT

Your vote is important. Please fill out, sign, date and return the accompanying proxy card in the envelope provided as soon as possible whether or not you plan to attend the meeting.

By order of the Board of Directors,

/S/ STEVEN P. JOHNSON
---------------------

Steven P. Johnson
General Counsel and
Secretary

Phoenix, Arizona
April 26, 1999

PROXY                                                                      PROXY

                            UGLY DUCKLING CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS - JUNE 2, 1999

I appoint Ernest C. Garcia II, Gregory B. Sullivan and Steven P. Johnson, individually and together, proxies with full power of substitution, to vote all my common stock of Ugly Duckling Corporation which I have the power to vote, at the Annual Meeting of Stockholders to be held at The Arizona Biltmore, 24th Street and Missouri, Phoenix, Arizona 85016 on June 2, 1999, at 4:00 p.m. (Arizona Time) and at any adjournments or postponements of the meeting. In the absence of specific voting directions from me, my proxies will vote in accordance with the Directors' recommendations on the reverse side of this card. My proxies may vote according to their discretion on any other matter which may properly come before the meeting. I revoke any proxy previously given and acknowledge that I may revoke this proxy prior to its exercise.

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTOR NOMINEES.

YOUR VOTE IS IMPORTANT: PLEASE SIGN AND DATE THE OTHER SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

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




                            UGLY DUCKLING CORPORATION
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.[  ]


The Board of Directors recommends a vote FOR Proposal 1.

1.  ELECTION OF DIRECTORS:           For         Withhold       For All Nominees
                                     All            All           Except Those
                                    Nominees     Nominees         Written Below
                                    [  ]           [  ]              [  ]

    Nominees:  Ernest C. Garcia II,
    Christopher D. Jennings, John N. MacDonough,
    Gregory B. Sullivan, Frank P. Willey

    --------------------------------------------
    Except  nominee(s)  written  above.  To
    withhold  authority  to vote for any
    individual nominee, write name(s) of
    nominee(s) above.

                                    Please  sign  exactly as  name(s)  appear on
                                    your common stock certificates. If acting as
                                    an   executor,    administrator,    trustee,
                                    custodian, guardian, etc., you should so indicate in signing. If the stockholder is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each stockholder named should sign

                                       Dated:_____________________________, 1999


                                       _________________________________________
                                                       Signature
                                       _________________________________________
                                                       Signature

This proxy, when properly executed will be voted as you specify above. IF NO SPECIFIC VOTING DIRECTIONS ARE GIVEN BY YOU, THIS PROXY WILL BE VOTED FOR THE LISTED PROPOSAL(S) AND, WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS IN ACCORDANCE WITH THE DISCRETION OF THE APPOINTED PROXY. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY


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